Exhibit 10.1

LENDER JOINDER AGREEMENT

THIS LENDER JOINDER AGREEMENT (this “Agreement”) is entered into as of February 23, 2016, among BOINGO WIRELESS, INC., a Delaware corporation (the “Company”), NEW YORK TELECOM PARTNERS, LLC, a Delaware limited liability company (“NY Telecom” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors, the Lenders, the L/C Issuers, BANK OF AMERICA, N.A., as Administrative Agent, and CITIZENS BANK, N.A. (the “New Lender”).

WITNESSETH

WHEREAS, the Lenders have agreed to provide a $46,500,000.00 revolving credit facility to the Company pursuant to the terms of that certain Credit Agreement dated as of November 21, 2014, by and among the Borrowers, the Guarantors, the Lenders from time to time party thereto and the Administrative Agent, as amended by that certain First Amendment to Credit Agreement dated as of August 7, 2015 (as further amended, modified, supplemented or extended from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the New Lender provide a Revolving Commitment as part of an increase in the Aggregate Revolving Commitments pursuant to Section 2.02(f) of the Credit Agreement; and

WHEREAS, the New Lender has agreed to provide such Revolving Commitment on the terms set forth herein and to become a “Lender” under the Credit Agreement in connection therewith.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Capitalized Terms.  Capitalized terms defined in the Credit Agreement and used herein without other definition shall have the meanings assigned to such terms in the Credit Agreement.

2.                                      New Lender Revolving Commitment.  The New Lender hereby agrees to provide a Revolving Commitment in the amount set forth on Schedule 2.01 attached hereto, and the initial Applicable Percentage of such New Lender shall be as set forth therein.  The existing Schedule 2.01 to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule 2.01 attached hereto.  The Loan Parties acknowledge and agree that, upon and after the date hereof, the “Aggregate Revolving Commitments” under the Credit Agreement will equal SIXTY-NINE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($69,750,000.00).

3.                                      New Lender Representations and Warranties.  The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets the requirements to be an assignee under the Credit Agreement, (iii) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, and (iv) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

4.                                      New Lender Joinder.  By execution of this Agreement, the New Lender hereby acknowledges, agrees and confirms that, by its execution of this Agreement, it shall be deemed to be a party to the Credit Agreement and a “Lender” for all purposes of the Loan Documents and shall have all of the obligations of a Lender thereunder as if it had executed the Credit Agreement.  The New Lender ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to Lenders contained in the Credit Agreement.

5.                                      Reallocations.  As of the date hereof, (a) each Lender (excluding the New Lender) shall automatically and without further act be deemed to have assigned to the New Lender, and the New Lender shall automatically and without further act be deemed to have assumed, that certain portion of such Lender’s participations in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations in such Letters of Credit and/or Swing Line Loans held by each Lender (including the New Lender), as applicable, will equal such Lender’s Applicable Percentage of the aggregate outstanding L/C Obligations and Swing Line Loans, and (b) the Lenders shall purchase and assign at par such amounts of the Revolving Loans currently outstanding such that each Lender holds its Applicable Percentage of all Revolving Loans outstanding immediately after giving effect to all such assignments.  The Administrative Agent and the Lenders hereby agree that any minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Loan Documents shall not apply to the transactions effected pursuant to this Section 5.

6.                                      Notices to New Lender.  The applicable address, facsimile number, e-mail address and telephone number of the New Lender for purposes of Section 11.02 of the Credit Agreement are as set forth in the New Lender’s Administrative Questionnaire delivered by the New Lender to the Administrative Agent on or before the date hereof or to such other address, facsimile number, e-mail address or telephone number as shall be designated by the New Lender in a notice to the Administrative Agent.

7.                                      Conditions Precedent.  This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent: (a) receipt by the Administrative Agent of this Agreement duly executed by the Borrowers, each other Loan Party, the New Lender, the Administrative Agent, the Lenders and the L/C Issuers, (b) receipt by the Administrative Agent of the certificates required by Sections 2.02(f)(v) and (vi) of the Credit Agreement dated as of the date hereof; (c) payment of all accrued and unpaid fees, costs and expenses owing to the Administrative Agent, MLPFS or the Lenders to the extent due and payable on the date hereof, together with all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the date hereof or reasonably estimated through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Borrowers and the Administrative Agent) and (d) receipt of such other documents, certificates or materials as may be reasonably requested by the Administrative Agent or the New Lender.  The Administrative Agent’s execution and delivery of its signature page to this Agreement shall constitute conclusive evidence of the satisfaction of the foregoing conditions.

8.                                      Miscellaneous.

(a)                                 Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or

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discharge such Loan Party’s obligations under the Loan Documents.  This Agreement is a Loan Document.

(b)                                 Each Loan Party hereby represents and warrants as follows as of the date hereof:

(i)                                     Each Loan Party has taken all necessary action to authorize its execution, delivery and performance of this Agreement.

(ii)                                  This Agreement has been duly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as enforceability may be may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(iii)                               No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person (except those that have been obtained and remain in effect and disclosure filings that are required to be made with the SEC in connection with the transactions contemplated by this Agreement) is necessary or required to be made or obtained by any Loan Party in connection with the execution, delivery or performance by such Loan Party of this Agreement or for the enforcement against such Loan Party of this Agreement.

(c)                                  The Borrowers represent and warrant that (i) the representations and warranties in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date), and (ii) no Default or Event of Default exists or shall result from the execution, delivery and performance of this Agreement.

(d)                                 This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

(e)                                  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	BOINGO WIRELESS, INC.,
a Delaware corporation

	By:	/s/ Peter Hovenier
	Name:	Peter Hovenier
	Title:	CFO

NEW YORK TELECOM PARTNERS, LLC,
a Delaware limited liability company

	By:	/s/ Peter Hovenier
	Name:	Peter Hovenier
	Title:	CFO

GUARANTORS:	ADVANCED WIRELESS GROUP, LLC,
a Florida limited liability company

	By:	/s/ Peter Hovenier
	Name:	Peter Hovenier
	Title:	CFO

BOINGO BROADBAND LLC,
a Delaware limited liability company

	By:	/s/ Peter Hovenier
	Name:	Peter Hovenier
	Title:	CFO

CHICAGO CONCOURSE DEVELOPMENT GROUP, LLC,
a Delaware limited liability company

	By:	/s/ Peter Hovenier
	Name:	Peter Hovenier
	Title:	CFO

LENDER JOINDER AGREEMENT

BOINGO WIRELESS, INC.

CONCOURSE COMMUNICATIONS BALTIMORE, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE COMMUNICATIONS CANADA, INC.,
a Delaware corporation

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE COMMUNICATIONS GROUP, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE COMMUNICATIONS ILLINOIS, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE COMMUNICATIONS MINNESOTA, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE COMMUNICATIONS NASHVILLE, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

LENDER JOINDER AGREEMENT

BOINGO WIRELESS, INC.

CONCOURSE COMMUNICATIONS OTTAWA, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE COMMUNICATIONS SSP, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE COMMUNICATIONS ST. LOUIS, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE HOLDING CO., LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

ELECTRONIC MEDIA SYSTEMS, INC.,
a Florida corporation

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

ENDEKA GROUP, INC.,
a California corporation

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

LENDER JOINDER AGREEMENT

BOINGO WIRELESS, INC.

INGATE HOLDING, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

INGATE TECHNOLOGIES, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

OPTI-FI NETWORKS, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

TEGO COMMUNICATIONS, INC.,
a Delaware corporation

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

LENDER JOINDER AGREEMENT

BOINGO WIRELESS, INC.

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

	By:	/s/ Darleen R. DiGrazia
	Name:	Darleen R. DiGrazia
	Title:	Vice President

LENDER JOINDER AGREEMENT

BOINGO WIRELESS, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and an L/C Issuer

	By:	/s/ Julie Yamauchi
	Name:	Julie Yamauchi
	Title:	Senior Vice President

LENDER JOINDER AGREEMENT

BOINGO WIRELESS, INC.

SILICON VALLEY BANK,
as a Lender and an L/C Issuer

By:	/s/ Jonathan Wolfert
Name:	Jonathan Wolfert
Title:	Vice President

LENDER JOINDER AGREEMENT

BOINGO WIRELESS, INC.

NEW LENDER:	CITIZENS BANK, N.A.,
as New Lender

	By:	/s/ Patricia F. Grieve
	Name:	Patricia F. Grieve
	Title:	Vice President

LENDER JOINDER AGREEMENT

BOINGO WIRELESS, INC.

SCHEDULE 2.01

Revolving Commitments and Applicable Percentages

LENDER	REVOLVING COMMITMENT	APPLICABLE PERCENTAGE OF AGGREGATE REVOLVING COMMITMENTS
Bank of America, N .A.	$23,250,000.00	33.333333333%
Silicon Valley Bank	$23,250,000.00	33.333333333%
Citizens Bank, N.A.	$23,250,000.00	33.333333333%
TOTAL	$69,750,000.00	100.000000000%